UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 30, 2005

                             CELERITY SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     814-00631               52-2050585
          --------                     ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

   146 Maryville Pike Suite 201, Knoxville, Tennessee              37920.
   ---------------------------------------------------             ------
        (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (865) 539-5300

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

      Celerity Systems, Inc., a Delaware corporation (the "Corporation"), announced today that it has entered into two term sheets for a $51 million financial commitment from Cornell Capital Partners, LP to finance, in two parts, the Corporation's new strategic direction as described below under Item 8.01, which shall be subject to execution of definitive documentation. The Corporation expects to close the first part, a $1 million Preferred Stock offering, by September 15, 2005. The Corporation expects to close the second part upon the termination of the Corporation's status as a business development company. Copies of both term sheets are attached to this Current Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Effective August 30, 2005, Robert Legnosky resigned as President and a Director of the Corporation, and the Corporation's Board of Directors appointed
C. Thomas McMillen to be the President, Chief Executive Officer and a Director of the Corporation. In connection with his appointment, Mr. McMillen and the Corporation executed an Employment Agreement and an Indemnification Agreement, copies of which are attached to this Current Report. Mr. McMillen also purchased
1.25 billion shares of common stock of the Corporation from Cornell Capital Partners, LP, an unaffiliated private entity.

Item 8.01. Other Events.

      The Corporation announced today its intention to pursue a new strategic direction: to focus on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to drive growth through management, strategic guidance, capital and financial support, and government marketing expertise.

      The Corporation also announced today its intention to seek shareholder approval this coming October to change its name from "Celerity Systems, Inc." to "Homeland Security Capital Corporation" in order to better reflect the Corporation's new direction and objective to become a major player in the homeland security industry. As part of its reorganization, the Corporation will seek shareholder approval this coming October to withdraw its election as a business development company under the Investment Company Act of 1940, as amended. As part of its new strategic direction, the Corporation intends to immediately move its corporate headquarters to the Washington, D.C. area.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not applicable

      (b)   Pro Forma Financial Information.

            Not applicable

      (c)   Exhibits.

--------------------------------------------------------------------------------
    Exhibit                         Description
--------------------------------------------------------------------------------
10.1 Preferred Stock Term Sheet by and between Cornell Capital Partners, LP and Celerity Systems, Inc.
--------------------------------------------------------------------------------
10.2 SEDA Term Sheet by and between Cornell Capital Partners, LP and Celerity Systems, Inc.
--------------------------------------------------------------------------------
10.3 Employment Agreement by and between C. Thomas McMillen and Celerity Systems, Inc.
--------------------------------------------------------------------------------
10.4 Indemnification Agreement by and between C. Thomas McMillen and Celerity Systems, Inc.
--------------------------------------------------------------------------------
17.1             Letter of Resignation from Robert Legnosky
--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005              CELERITY SYSTEMS, INC.

                                   By:     /s/ C. Thomas McMillen
                                   Name:   C. Thomas McMillen
                                   Title:  President and Chief Executive Officer


                                       3